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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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
[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                                   UST INC.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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UST LOGO & ADDRESS

                                                                  April 17, 1998
                                   A REMINDER

     We have previously sent you proxy soliciting material relative to the Annual Meeting of Stockholders to be held on May 5, 1998. According to our records, we have not as yet received your proxy.

     Since time is short and your vote is very important, we encourage you to sign, date and return the enclosed duplicate proxy card as soon as possible. Your vote is very important whether your holding is large or small.

     Please note that, as described in the Proxy Statement, the Board of Directors recommends a vote FOR Proposals 1 and 2 and AGAINST Proposal 3.

     Your cooperation is greatly appreciated.

                                           Sincerely,

                                           VINCENT A. GIERER, JR.
                                           Chairman of the Board and
                                           Chief Executive Officer
                              PLEASE ACT PROMPTLY

890-PR-98
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                              WACHOVIA BANK, N.A.

                        UST INC. EMPLOYEES' SAVINGS PLAN
                                   A REMINDER

     You have previously received proxy soliciting material relative to the UST Annual Meeting of Stockholders to be held on May 5, 1998.

     According to our latest records, we have not received your instructions for the shares held on your behalf in the Savings Plan.

     The Plan provides that, as Trustee, we must vote shares as to which we receive no instruction in the same proportion as instructed shares are voted. We urge you to send in your instruction card promptly so that your shares may be voted according to your own instructions. ACCORDINGLY, WE MUST HAVE YOUR COMPLETED INSTRUCTION CARD BY APRIL 30, 1998 IN ORDER TO VOTE YOUR SHARES.

     Your instruction card is CONFIDENTIAL. Your instructions will be known only by Wachovia Bank and its agent, Boston EquiServe.

     Please note that, as described in the Proxy Statement, the Board of Directors recommends a vote FOR Proposals 1 and 2 and AGAINST Proposal 3.

     A confidential instruction card and return envelope are enclosed for your use.

     Thank you for your cooperation.

890-EPR-98